EXHIBIT 21

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES

	Company Name	Place of Incorporation
1)	Airport Hotels LLC	Delaware
2)	Ameliatel, a Florida GP	Florida
3)	Atlanta II Limited Partnership	Delaware
4)	Beachfront Properties, Inc.	Virgin Islands
5)	Benjamin Franklin Hotel, Inc.	Washington
6)	BRE/Swiss L.L.C.	Delaware
7)	Calgary Charlotte Holdings Company	Nova Scotia
8)	Calgary Charlotte Partnership	Alberta, CN
9)	CB Realty Sales, Inc.	Delaware
10)	CCES Chicago LLC	Delaware
11)	CCFH Maui LLC	Delaware
12)	CCFS Atlanta LLC	Delaware
13)	CCFS Philadelphia LLC	Delaware
14)	CCHH Atlanta LLC	Delaware
15)	CCHH Burlingame LLC	Delaware
16)	CCHH Cambridge LLC	Delaware
17)	CCHH Host Capitol Hill LLC	Delaware
18)	CCHH Maui LLC	Delaware
19)	CCHH Reston LLC	Delaware
20)	CCHI Singer Island LLC	Delaware
21)	CCMH Atlanta Marquis LLC	Delaware
22)	CCMH Atlanta Suites LLC	Delaware
23)	CCMH Chicago CY LLC	Delaware
24)	CCMH Copley LLC	Delaware
25)	CCMH Coronado LLC	Delaware
26)	CCMH Costa Mesa Suites LLC	Delaware
27)	CCMH DC LLC	Delaware
28)	CCMH Denver SE LLC	Delaware
29)	CCMH Denver Tech LLC	Delaware
30)	CCMH Denver West LLC	Delaware
31)	CCMH Diversified LLC	Delaware
32)	CCMH Downer’s Grove Suites LLC	Delaware
33)	CCMH Dulles AP LLC	Delaware
34)	CCMH Dulles Suites LLC	Delaware
35)	CCMH Fin Center LLC	Delaware
36)	CCMH Fisherman’s Wharf LLC	Delaware
37)	CCMH Gaithersburg LLC	Delaware
38)	CCMH Hanover LLC	Delaware
39)	CCMH Houston AP LLC	Delaware
40)	CCMH Houston Galleria LLC	Delaware
41)	CCMH IHP LLC	Delaware
42)	CCMH Kansas City AP LLC	Delaware
43)	CCMH Key Bridge LLC	Delaware
44)	CCMH Lenox LLC	Delaware
45)	CCMH Manhattan Beach LLC	Delaware
46)	CCMH Marina LLC	Delaware
47)	CCMH McDowell LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
48)	CCMH Memphis LLC	Delaware
49)	CCMH Metro Center LLC	Delaware
50)	CCMH Miami AP LLC	Delaware
51)	CCMH Minneapolis LLC	Delaware
52)	CCMH Moscone LLC	Delaware
53)	CCMH Nashua LLC	Delaware
54)	CCMH Newark LLC	Delaware
55)	CCMH Newport Beach LLC	Delaware
56)	CCMH Newport Beach Suites LLC	Delaware
57)	CCMH Newton LLC	Delaware
58)	CCMH O’Hare AP LLC	Delaware
59)	CCMH O’Hare Suites LLC	Delaware
60)	CCMH Orlando LLC	Delaware
61)	CCMH Palm Desert LLC	Delaware
62)	CCMH Park Ridge LLC	Delaware
63)	CCMH Pentagon RI LLC	Delaware
64)	CCMH Perimeter LLC	Delaware
65)	CCMH Philadelphia AP LLC	Delaware
66)	CCMH Philadelphia Mkt. LLC	Delaware
67)	CCMH Portland LLC	Delaware
68)	CCMH Potomac LLC	Delaware
69)	CCMH Properties II LLC	Delaware
70)	CCMH Quorum LLC	Delaware
71)	CCMH Raleigh LLC	Delaware
72)	CCMH Riverwalk LLC	Delaware
73)	CCMH Rocky Hill LLC	Delaware
74)	CCMH San Diego LLC	Delaware
75)	CCMH San Fran AP LLC	Delaware
76)	CCMH Santa Clara LLC	Delaware
77)	CCMH Scottsdale Suites LLC	Delaware
78)	CCMH South Bend LLC	Delaware
79)	CCMH Tampa AP LLC	Delaware
80)	CCMH Tampa Waterside LLC	Delaware
81)	CCMH Times Square LLC	Delaware
82)	CCMH Westfields LLC	Delaware
83)	CCRC Amelia Island LLC	Delaware
84)	CCRC Buckhead/Naples LLC	Delaware
85)	CCRC Dearborn LLC	Delaware
86)	CCRC Marina LLC	Delaware
87)	CCRC Naples Golf LLC	Delaware
88)	CCRC Phoenix LLC	Delaware
89)	CCRC San Francisco LLC	Delaware
90)	CCRC Tysons LLC	Delaware
91)	CCSH Atlanta LLC	Delaware
92)	CCSH Boston LLC	Delaware
93)	CCSH Chicago LLC	Delaware
94)	Chesapeake Hotel Limited Partnership	Delaware
95)	Cincinnati Plaza LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
96)	City Center Hotel Limited Partnership	Minnesota
97)	CLDH Meadowvale, Inc.	Ontario
98)	CLMH Airport, Inc.	Ontario
99)	CLMH Calgary, Inc.	Ontario
100)	CLMH Eaton Centre, Inc.	Ontario
101)	Davis Realty LLC	Delaware
102)	DS Hotel LLC	Delaware
103)	Durbin LLC	Delaware
104)	East Side Hotel Associates, L.P.	Delaware
105)	Elcrisa S.A. de C.V.	Mexico
106)	Euro JV Manager LLC	Delaware
107)	Farrell’s Ice Cream Parlour Restaurants LLC	Delaware
108)	Fernwood Atlanta Corporation	Delaware
109)	Fernwood Hotel LLC	Delaware
110)	G.L. Insurance Corporation	Hawaii
111)	Harbor-Cal S.D. Partnership	California
112)	HHR Naples LLC	Delaware
113)	HHR Newport Beach LLC	Delaware
114)	HMA Realty Limited Partnership	Delaware
115)	HMA-GP LLC	Delaware
116)	HMC Airport, Inc.	Delaware
117)	HMC Amelia I LLC	Delaware
118)	HMC Amelia II LLC	Delaware
119)	HMC AP Canada Company	Nova Scotia
120)	HMC AP GP LLC	Delaware
121)	HMC AP LP	Delaware
122)	HMC Atlanta LLC	Delaware
123)	HMC BCR Holdings LLC	Delaware
124)	HMC Burlingame Hotel LLC	Delaware
125)	HMC Burlingame II LLC	Delaware
126)	HMC Burlingame LLC	Delaware
127)	HMC Cambridge LLC	Delaware
128)	HMC Capital LLC	Delaware
129)	HMC Capital Resources LLC	Delaware
130)	HMC Charlotte (Calgary) Company	Nova Scotia
131)	HMC Charlotte GP LLC	Delaware
132)	HMC Charlotte LP	Delaware
133)	HMC Chicago Lakefront LLC	Delaware
134)	HMC Chicago LLC	Delaware
135)	HMC Copley LLC	Delaware
136)	HMC Desert LLC	Delaware
137)	HMC Diversified American Hotels, L.P.	Delaware
138)	HMC Diversified LLC	Delaware
139)	HMC DSM LLC	Delaware
140)	HMC East Side II LLC	Delaware
141)	HMC East Side LLC	Delaware
142)	HMC Gateway LLC	Delaware
143)	HMC Georgia LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
144)	HMC Grace (Calgary) Company	Nova Scotia
145)	HMC Grand LLC	Delaware
146)	HMC Hanover LLC	Delaware
147)	HMC Hartford LLC	Delaware
148)	HMC Headhouse Funding LLC	Delaware
149)	HMC Host Restaurants LLC	Delaware
150)	HMC Hotel Development LLC	Delaware
151)	HMC Hotel Properties II Limited Partnership	Delaware
152)	HMC Hotel Properties Limited Partnership	Delaware
153)	HMC HPP LLC	Delaware
154)	HMC HT LLC	Delaware
155)	HMC IHP Holdings LLC	Delaware
156)	HMC JWDC GP LLC	Delaware
157)	HMC JWDC LLC	Delaware
158)	HMC Kea Lani LLC	Delaware
159)	HMC Lenox LLC	Delaware
160)	HMC Manhattan Beach LLC	Delaware
161)	HMC Market Street LLC	Delaware
162)	HMC Maui LLC	Delaware
163)	HMC McDowell LLC	Delaware
164)	HMC McDowell Mountains LLC	Delaware
165)	HMC Mexpark LLC	Delaware
166)	HMC MHP II LLC	Delaware
167)	HMC Naples Golf, Inc.	Delaware
168)	HMC NGL LLC	Delaware
169)	HMC O’Hare Suites Ground LLC	Delaware
170)	HMC OLS I LLC	Delaware
171)	HMC OLS I LP	Delaware
172)	HMC OLS II LP	Delaware
173)	HMC OP BN LLC	Delaware
174)	HMC Pacific Gateway LLC	Delaware
175)	HMC Palm Desert LLC	Delaware
176)	HMC Park Ridge II LLC	Delaware
177)	HMC Park Ridge LLC	Delaware
178)	HMC Park Ridge LP	Delaware
179)	HMC Partnership Properties LLC	Delaware
180)	HMC PLP LLC	Delaware
181)	HMC Polanco LLC	Delaware
182)	HMC Potomac LLC	Delaware
183)	HMC Properties I LLC	Delaware
184)	HMC Properties II LLC	Delaware
185)	HMC Property Leasing LLC	Delaware
186)	HMC Reston LLC	Delaware
187)	HMC Retirement Properties, L.P.	Delaware
188)	HMC SBM Two LLC	Delaware
189)	HMC Seattle LLC	Delaware
190)	HMC SFO LLC	Delaware
191)	HMC Suites Limited Partnership	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
192)	HMC Suites LLC	Delaware
193)	HMC Swiss Holdings LLC	Delaware
194)	HMC Times Square Hotel LLC	Delaware
195)	HMC Times Square Partner LLC	Delaware
196)	HMC Toronto Air Company	Nova Scotia
197)	HMC Toronto Airport GP LLC	Delaware
198)	HMC Toronto Airport LP	Delaware
199)	HMC Toronto EC Company	Nova Scotia
200)	HMC Toronto EC GP LLC	Delaware
201)	HMC Toronto EC LP	Delaware
202)	HMC/Interstate Manhattan Beach, L.P.	Delaware
203)	HMC/RGI Hartford, L.P.	Delaware
204)	HMH General Partner Holdings LLC	Delaware
205)	HMH HPT CBM LLC	Delaware
206)	HMH HPT RIBM LLC	Delaware
207)	HMH Marina LLC	Delaware
208)	HMH Pentagon LLC	Delaware
209)	HMH Restaurants LLC	Delaware
210)	HMH Rivers L.P.	Delaware
211)	HMH Rivers LLC	Delaware
212)	HMH WTC LLC	Delaware
213)	HMT Lessee Sub (Atlanta) LLC	Delaware
214)	HMT Lessee Sub (Palm Desert) LLC	Delaware
215)	HMT Lessee Sub (SDM Hotel) LLC	Delaware
216)	HMT Lessee Sub I LLC	Delaware
217)	HMT Lessee Sub II LLC	Delaware
218)	HMT Lessee Sub III LLC	Delaware
219)	HMT Lessee Sub IV LLC	Delaware
220)	HMT SPE (Atlanta) Corporation	Delaware
221)	HMT SPE (Palm Desert) Corporation	Delaware
222)	Hopewell Associates, L.P.	Georgia
223)	Host Atlanta Perimeter Ground LLC	Delaware
224)	Host SH Boston Corporation	Massachusetts
225)	Host CAD Business Trust	Maryland
226)	Host California Corporation	Delaware
227)	Host Capitol Hill LLC	Delaware
228)	Host Cincinnati Hotel LLC	Delaware
229)	Host Cincinnati II LLC	Delaware
230)	Host CLP Business Trust	Maryland
231)	Host CLP LLC	Delaware
232)	Host Dallas Quorum Ground LLC	Delaware
233)	Host Denver Hotel Company	Delaware
234)	Host Denver LLC	Delaware
235)	Host DSM Limited Partnership	Delaware
236)	Host Financing LLC	Delaware
237)	Host FJD Business Trust	Maryland
238)	Host Fourth Avenue LLC	Delaware
239)	Host Hanover Limited Partnership	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
240)	Host Harbor Island Corporation	Delaware
241)	Host Holding Business Trust	Maryland
242)	Host Hotels Limited	United Kingdom
243)	Host Houston Briar Oaks, L.P.	Delaware
244)	Host Indianapolis Hotel LLC	Delaware
245)	Host Indianapolis Hotel Member LLC	Delaware
246)	Host Indianapolis I LLC	Delaware
247)	Host Indianapolis LLC	Indiana
248)	Host Kierland LLC	Delaware
249)	Host La Jolla LLC	Delaware
250)	Host Los Angeles LLC	Delaware
251)	Host Mission Hills Hotel LLC	Delaware
252)	Host Mission Hills II LLC	Delaware
253)	Host Mission Hills LLC	Delaware
254)	Host Needham Hotel LLC	Delaware
255)	Host Needham II LLC	Delaware
256)	Host Needham LLC	Delaware
257)	Host of Boston, Ltd.	Massachusetts
258)	Host of Houston 1979	Texas
259)	Host of Houston Ltd.	Texas
260)	Host Park Ridge LLC	Delaware
261)	Host PLN Business Trust	Maryland
262)	Host Realty Company LLC	Delaware
263)	Host Realty Hotel LLC	Delaware
264)	Host Realty LLC	Delaware
265)	Host Realty Partnership, L.P.	Delaware
266)	Host San Diego Hotel LLC	Delaware
267)	Host San Diego LLC	Delaware
268)	Host Tucson LLC	Delaware
269)	Host UK Business Trust	Maryland
270)	Host Waltham Hotel LLC	Delaware
271)	Host Waltham II LLC	Delaware
272)	Host Waltham LLC	Delaware
273)	HST Chicago Ground LLC	Delaware
274)	HST GP LAX LLC	Delaware
275)	HST GP Mission Hills LLC	Delaware
276)	HST GP San Diego LLC	Delaware
277)	HST GP South Coast LLC	Delaware
278)	HST GP SR Houston LLC	Delaware
279)	HST I LLC	Delaware
280)	HST II LLC	Delaware
281)	HST III LLC	Delaware
282)	HST Kierland LLC	Delaware
283)	HST Lessee Boston LLC	Delaware
284)	HST Lessee Cincinnati LLC	Delaware
285)	HST Lessee CMBS LLC	Delaware
286)	HST Lessee Denver LLC	Delaware
287)	HST Lessee Indianapolis LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
288)	HST Lessee Keystone LLC	Delaware
289)	HST Lessee LAX LP	Delaware
290)	HST Lessee Mission Hills LP	Delaware
291)	HST Lessee Needham LLC	Delaware
292)	HST Lessee San Diego LP	Delaware
293)	HST Lessee SLT LLC	Delaware
294)	HST Lessee SNYT LLC	Delaware
295)	HST Lessee South Coast LP	Delaware
296)	HST Lessee SR Houston LLC	Delaware
297)	HST Lessee Tucson LLC	Delaware
298)	HST Lessee Waltham LLC	Delaware
299)	HST Lessee West Seattle LLC	Delaware
300)	HST Lessee WNY LLC	Delaware
301)	HST Lessee W Seattle LLC	Delaware
302)	HST LT LLC	Delaware
303)	HST RHP LLC	Delaware
304)	HTKG Development Associates Management Corporation	California
305)	IHP Holdings Partnership LP	Pennsylvania
306)	Ivy Street Hopewell LLC	Delaware
307)	Ivy Street Hotel Limited Partnership	Georgia
308)	Ivy Street LLC	Delaware
309)	JWDC Limited Partnership	Delaware
310)	Market Street Host LLC	Delaware
311)	Marriott Mexico City Partnership, G.P.	Delaware
312)	MDSM Finance LLC	Delaware
313)	Mutual Benefit Chicago Suite Hotel Partners, L.P.	Rhode Island
314)	New Market Street LP	Delaware
315)	Pacific Gateway, Ltd.	California
316)	Philadelphia Airport Hotel Limited Partnership	Pennsylvania
317)	Philadelphia Airport Hotel LLC	Delaware
318)	Philadelphia Market Street HMC Hotel Limited Partnership	Delaware
319)	Philadelphia Market Street Marriott Hotel II Limited Partnership	Delaware
320)	PM Financial LLC	Delaware
321)	PM Financial LP	Delaware
322)	Potomac Hotel Limited Partnership	Delaware
323)	PRM LLC	Delaware
324)	RHP Foreign Lessee LLC	Delaware
325)	Rockledge CBM Investor II LLC	Delaware
326)	Rockledge CBM One Corporation	Delaware
327)	Rockledge Hanover LLC	Delaware
328)	Rockledge HMC BN LLC	Delaware
329)	Rockledge HMT LLC	Delaware
330)	Rockledge Hotel LLC	Delaware
331)	Rockledge Hotel Properties, Inc.	Delaware
332)	Rockledge Insurance Company (Cayman) Ltd.	Cayman Islands
333)	Rockledge Manhattan Beach LLC	Delaware
334)	Rockledge Minnesota LLC	Delaware

HOST HOTELS & RESORTS, L.P.

SUBSIDIARIES—(Continued)

	Company Name	Place of Incorporation
335)	Rockledge NY Times Square LLC	Delaware
336)	Rockledge Potomac LLC	Delaware
337)	Rockledge Riverwalk LLC	Delaware
338)	Rockledge Square 254 LLC	Delaware
339)	S.D. Hotels LLC	Delaware
340)	Santa Clara HMC LLC	Delaware
341)	Santa Clara Host Hotel Limited Partnership	Delaware
342)	Seattle Host Hotel Company LLC	Delaware
343)	SNYT LLC	Delaware
344)	South Coast Host Hotel LLC	Delaware
345)	Starlex LLC	Delaware
346)	Tampa Suites Airport Hotel LLC	Delaware
347)	Timeport, L.P.	Georgia
348)	Times Square GP LLC	Delaware
349)	Times Square HMC Hotel, L.P.	New York
350)	Times Square LLC	Delaware
351)	Timewell Group, L.P.	Georgia
352)	W&S Realty Corporation of Delaware	Delaware
353)	Waltham TPP LLC	Delaware
354)	Wellsford-Park Ridge HMC Hotel Limited Partnership	Delaware
355)	YBG Associates LLC	Delaware